Exhibit 99.1

Offerpad Announces Transfer of Stock Exchange Listing to Nasdaq

TEMPE, Ariz. – August 18, 2026 – Offerpad Solutions Inc. (NYSE: OPAD) (the “Company” or “Offerpad”) today announced that it will transfer the listing of its Class A common stock (the “common stock”) to The Nasdaq Capital Market (“Nasdaq”) from the New York Stock Exchange (“NYSE”). Offerpad’s common stock is expected to continue to be listed under the NYSE ticker symbol “OPAD” through market close on August 28, 2026. The Company expects to begin trading as a Nasdaq-listed company on August 31, 2026. Following the transfer to Nasdaq, Offerpad’s common stock will continue to trade under the symbol “OPAD”.

“Offerpad has evolved into a stronger, more disciplined company. The buying engine is back on, our leadership team is strong, and we believe the operating momentum we’ve built quarter over quarter is now showing up in our results,” said Brian Bair, Chairman and Chief Executive Officer of Offerpad. “Transferring our listing to Nasdaq is the next step in that evolution. It puts us alongside peers that are technology-driven and growth-oriented and we believe it’s the right platform to support Offerpad as we build toward the next decade.”

No action is required by existing stockholders with respect to the transfer of the Company’s listing.

About Offerpad

Offerpad Solutions Inc. (NYSE: OPAD) is a real estate solutions company focused on giving homeowners more control, flexibility, and choice when buying and selling a home. The Company provides Cash Offers, Agent listing services, access to additional cash buyers through marketplace-enabled capabilities, and renovation services that support both internal transactions and third-party partners.

Founded in 2015, the Company combines proprietary technology with local real estate expertise to simplify the home sale process and reduce friction across the transaction lifecycle, helping customers move forward with speed, transparency, and confidence. Learn more at www.offerpad.com.

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Contact:

Investors & Media

Cortney Read

VP, Investor Relations & Communications

Investors@offerpad.com

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. For example, statements regarding the Company’s expectations for the commencement of trading of its common stock on The Nasdaq Capital Market, including, without limitation, the timing and benefits of such transfer, and regarding the Company’s operating performance and expected financial results are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on February 24, 2026, as may be further updated by the Company’s other reports filed with the SEC from time to time. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.